UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 24, 2020

LIBERTY LATIN AMERICA LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-38335	98-1386359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)
Clarendon House,
2 Church Street,
Hamilton HM 11, Bermuda
(Address of Principal Executive Office)
(303) 925-6000
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Common Shares, par value $0.01 per share	LILA	The NASDAQ Stock Market LLC
Class C Common Shares, par value $0.01 per share	LILAK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Create of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
A.    Issuance of 6.375% Senior Notes due 2028
On June 24, 2020, VTR Finance N.V. (the “Senior Notes Issuer”) (an indirect wholly owned subsidiary of the Registrant) entered into a purchase agreement (the “Senior Notes Purchase Agreement”) with, among others, J.P Morgan Securities LLC, as representative of the several initial purchasers named therein (collectively, the “Initial Purchasers”), pursuant to which the Senior Notes Issuer agreed to sell, subject to the terms and conditions set forth therein, $550.0 million aggregate principal amount of its 6.375% senior notes due 2028 (the “Senior Notes”), at an issue price of 100.000%, to the Initial Purchasers in a private offering in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended.
The Senior Notes will be issued on July 1, 2020 (the “Senior Notes Issue Date”) under an indenture to be dated Senior Notes Issue Date (the “Senior Notes Indenture”) between, among others, the Senior Notes Issuer, BNY Mellon Corporate Trustee Services Limited as trustee and The Bank of New York Mellon, London Branch as security agent.
The Senior Notes will mature on July 15, 2028. Interest on the Senior Notes will be payable semi-annually on each January 15 and July 15, commencing on January 15, 2021. The Senior Notes may be redeemed, in whole or in part, at any time prior to July 15, 2023 at a price equal to 100% of the principal amount of the Senior Notes redeemed plus accrued and unpaid interest to (but excluding) the redemption date and a “make whole” premium, as described in the Senior Notes Indenture. The Senior Notes may be redeemed, in whole or in part, at any time on or after July 15, 2023 at the following redemption prices (expressed as a percentage of the principal amount) plus accrued and unpaid interest and additional amounts, if any, to the applicable redemption date, if redeemed during the twelve month period commencing on July 15 of the years set out below:

Year	Redemption Price
2023	103.188%
2024	101.594%
2025 and thereafter	100.000%
In addition, at any time prior to July 15, 2023, the Senior Notes Issuer may redeem up to 40% of the aggregate principal amount of the Senior Notes with the net proceeds of one or more specified equity offerings at the redemption prices set forth in the Senior Notes Indenture.
The net proceeds from the issuance of the Senior Notes, along with the net proceeds from the issuance of Senior Secured Notes (defined below) are expected to be used to, inter alia, redeem in full the aggregate outstanding principal amount of the 6.875% dollar-denominated senior notes due 2024 issued by the Senior Notes Issuer.
The Senior Notes will be the senior obligations of the Senior Notes Issuer and will be secured by a pledge over all the shares of the Senior Notes Issuer. The Senior Notes will not have the benefit of any guarantees.
B.    Issuance of 5.125% Senior Secured Notes due 2028
On June 24, 2020, VTR Comunicaciones SpA (the “Senior Secured Notes Issuer”) (an indirect wholly owned subsidiary of the Registrant) entered into a purchase agreement (the “Senior Secured Notes Purchase Agreement”) with the Initial Purchasers, pursuant to which the Senior Secured Notes Issuer agreed to sell, subject to the terms and conditions set forth therein, $600.0 million aggregate principal amount of its 5.125% senior secured notes due 2028 (the “Senior Secured Notes”), at an issue price of 100.000%, to the Initial Purchasers in a private offering in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended.
The Senior Secured Notes will be issued on July 1, 2020 (the “Senior Secured Notes Issue Date”) under an indenture to be dated Senior Secured Notes Issue Date (the “Senior Secured Notes Indenture”) between, among others, the Senior Secured Notes Issuer, BNY Mellon Corporate Trustee Services Limited as trustee, The Bank of Nova Scotia as security agent and Scotiabank Chile as the Chilean security agent.
The Senior Secured Notes will mature on January 15, 2028. Interest on the Senior Secured Notes will be payable semi-annually on each January 15 and July 15, commencing on January 15, 2021. The Senior Secured Notes may be redeemed, in whole or in part, at any time prior to July 15, 2023 at a price equal to 100% of the principal amount of the Senior Secured Notes redeemed plus accrued and unpaid interest to (but excluding) the redemption date and a “make whole” premium, as described in the Senior

Secured Notes Indenture. The Senior Secured Notes may be redeemed, in whole or in part, at any time on or after July 15, 2023 at the following redemption prices (expressed as a percentage of the principal amount) plus accrued and unpaid interest and additional amounts, if any, to the applicable redemption date, if redeemed during the twelve month period commencing on July 15 of the years set out below:

Year	Redemption Price
2023	102.563%
2024	101.281%
2025 and thereafter	100.000%
In addition, at any time prior to July 15, 2023, the Senior Secured Notes Issuer may redeem up to 40% of the aggregate principal amount of the Senior Secured Notes with the net proceeds of one or more specified equity offerings at the redemption prices set forth in the Senior Secured Notes Indenture. Prior to July 15, 2023, during each 12-month period commencing on the Senior Secured Notes Issue Date, the Senior Secured Notes Issuer may redeem up to 10% of the aggregate principal amount of the Senior Secured Notes at a redemption price equal to 103% of the principal amount thereof plus accrued and unpaid interest to (but excluding) the redemption date.
The Senior Secured Notes will be guaranteed by VTR.Com SpA (the “Guarantor”), and will be the senior obligations of the Senior Secured Notes Issuer and the Guarantor. The Senior Secured Notes will be secured by first-ranking pledges over (i) all of the capital stock of the Senior Secured Notes Issuer and the Guarantor and (ii) certain subordinated shareholder loans.
The above mentioned descriptions of the Senior Notes, the Senior Secured Notes and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Senior Notes Indenture and the Senior Secured Notes Indenture, a copy of which will be filed when available.

Item 9.01. Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Exhibit Name

101.SCH	XBRL Inline Taxonomy Extension Schema Document.
101.CAL	XBRL Inline Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Inline Taxonomy Extension Definition Linkbase.
101.LAB	XBRL Inline Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Inline Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File.* (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY LATIN AMERICA LTD.

By:	/s/ MICHAEL D. OLIVER
Michael D. Oliver
Vice President, Global Financial Reporting

Date: June 30, 2020